UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 26, 2002

                        SALOMON HOME EQUITY LOAN TRUST
         Asset Backed Pass-Through Certificates Series 2002-WMC2 Trust
            (Exact name of registrant as specified in its charter)

New York (governing law of                333-63752               13-5266470
Pooling and Servicing Agreement)         (Commission              (IRS EIN)
(State or other jurisdiction             File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-2183

     (Former name or former address, if changed since last report)


ITEM 5.  Other Events

     On December 26, 2002 a distribution was made to holders of SALOMON HOME EQUITY LOAN TRUST
     Asset Backed Pass-Through Certificates, Series 2002-WMC2 Trust.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of SALOMON HOME EQUITY LOAN TRUST, Asset Backed Pass-Through Certificates,
                  Series 2002-WMC2 Trust,
                  relating to the December 26, 2002 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   12/26/2002
           --------------

     Filed on behalf of SALOMON HOME EQUITY LOAN TRUST, by Citibank N.A., as Trustee for Asset Backed Pass-Through Certificates, Series 2002-WMC2.


                  By:
                            ------------------------------
                            Karen Schluter
                  Company:  Citibank N.A., not in its individual
                            capacity, but solely as Trustee.